Exhibit 99.1

Investor Presentation Nasdaq: DGIT August 2010 DGFASTCHANNEL®

Safe Harbor Language This presentation contains forward-looking statements relating to the Company, including the expansion of its digital distribution network, the demand among certain clients for digital audio and video delivery services, and its expectations for previous acquisitions. These statements are based on current economic and market conditions and assume no material changes in economic conditions or other major world events. The Company can give no assurance as to whether these conditions will continue, or if they change, how such changes may affect the Company’s current expectations. While the Company may, from time to time, revise its outlook or issue updated guidance, it assumes no obligation to do so. These forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. Additional information on these and other risks, uncertainties and factors is included in DG FastChannel’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Company Overview

Investment Highlights Dominant player in North American Advertising Services market Uniquely positioned to deliver ads across traditional and online media Long-term relationships across blue chip customer base Technology leadership via proprietary B2B digital platform coupled with world-class operating infrastructure Highly positive growth trends Growing free cash flow model and strong balance sheet

Track Record of Strong Revenue/EBITDA Growth Adjusted EBITDA Revenue ($ in millions) CAGR = 39% CAGR = 85% $6.6 $19.2 $32.3 $60.3 $77.8 $0 $20 $40 $60 $80 2005 2006 2007 2008 2009 $51.8 $68.7 $97.7 $157.1 $190.9 $0 $50 $100 $150 $200 2005 2006 2007 2008 2009

DG FastChannel Q-2 and YTD 2010 Results = Adjusted EBITDA ($ in millions) = Total Revenue 38% Increase 67% Increase 34% Increase 69% Increase

Increasing Enterprise Value $1 B 7/31/10 Enterprise Value ($ in millions) $0 $200 $400 $600 $800 $1,000 $1,200 Dec. '05 Dec. '06 Dec. '07 Dec. '08 Dec. '09 Aug. '10

Five Year Stock Price Gains $38.13 7/31/10 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45

Ranked #5 - Fortune 2009 “Fastest Growing Companies in the World” Investment Highlights

Unrivaled Video Distribution Capabilities Advertisers, agencies and content owners rely on DG FastChannel to deliver over $40 billion of media spend

Largest Advertising Delivery Network in the Industry TV Stations TV & Cable Networks Cable Systems Radio Stations Print Online 1,469 Stations 99% 215 Networks 99% 2,859 Systems 99.9% 5,500 Publisher Websites* 95% 6,700 Newspapers 100% Electronic Delivery 10,850 Stations 99% * Websites are US based only

Traditional Media Products The ONE for Advertising Media Production & Duplication Traditional Media Distribution Video / Audio / Print Media Asset Management for Advertising Traditional Video Media Distribution Syndication / News Online Creative Research

2010 HD Metrics Q-2 YTD HD Deliveries 156% 154% SD Deliveries 20% 21% Total Deliveries 25% 25% HD Electronic % 70% 69% HD Deliveries 7.0% 6.6% SD Deliveries 93.0% 93.4% Total Deliveries 100.0% 100.0% Delivery Mix Growth of Deliveries HD Electronic Delivery

HD Advertising: DG FastChannel Revenue Takes Off DG FastChannel HD Revenue $22.9M $43.6M 154% Growth in HD Deliveries $1.2M $10.9M $34.1M $59.9M $0 $25 $50 $75 2006 2007 2008 2009 $0 $10 $20 $30 $40 $50 Q1/Q2 '09 Q1/Q2 '10

Online Video Advertising Market Creative Authoring Campaign Management Reporting and Analytics

Rich Media Advertising Market provides technology / services to power highly customized rich media ad experiences for top publishers

Unique Competitive Positioning Ubiquitous edge server network covering North American media outlets – the platinum standard Internet advertising business growing with rapid market place expansion Coast-to-coast highly skilled customer service/operations group Efficiency and cost savings for customers

Financial Review

Financial Highlights Track record of revenue growth and diversification Consistent margin expansion Growing free cash flow Debt-free balance sheet

Track Record of Strong Revenue/EBITDA Growth Adjusted EBITDA Revenue ($ in millions) CAGR = 39% CAGR = 85% $6.6 $19.2 $32.3 $60.3 $77.8 $0 $20 $40 $60 $80 2005 2006 2007 2008 2009 $51.8 $68.7 $97.7 $157.1 $190.9 $0 $50 $100 $150 $200 2005 2006 2007 2008 2009

DG FastChannel Q-2 and YTD 2010 Results = Adjusted EBITDA ($ in millions) = Total Revenue 38% Increase 67% Increase 34% Increase 69% Increase

Consistent Margin Expansion 13% 27% 33% 38% 41% 46% 0% 10% 20% 30% 40% 50% 2005 2006 2007 2008 2009 Q1/Q2 '10 Adjusted EBITDA Margin

Growing Free Cash Flow ($ in millions) $2.2 $13.5 $23.6 $37.7 $59.3 $ - $20 $40 $60 2005 2006 2007 2008 2009 Free Cash Flow

Balance Sheet Highlights ($ in millions) 12/31/09 6/30/10 Senior Term Loans $ 102.5 $ -- Revolver -- -- Total Debt $ 102.5 $ -- Cash $ 33.9 $ 79.6 Common Stock, fully diluted 24.9M 28.7M DGIT Stock Price $27.93 $36.19

Capital Resources Significant free cash flow generation $41M of future cash tax benefit from Federal NOL carry forwards Dedicated and supportive bank group

Reconciliation of Non-GAAP Financial Measure

Adjusted EBITDA is defined as earnings before interest, taxes, unrealized gains and losses related to changes in the fair value of warrants, depreciation, amortization, acquisition costs and stock-related compensation. Free Cash Flow is defined as Adjusted EBITDA less cash interest expense, cash taxes and property and equipment capital expenditures. The presentation of EBITDA and Free Cash Flow are non-GAAP measures. Management believes that these non-GAAP measures, viewed in addition to and not in lieu of the reported GAAP results, provides useful information to investors regarding its performance and overall results of operations. These metrics are an integral part of DG FastChannel's internal reporting to measure its performance. Reconciliations to comparable GAAP measures are detailed below. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in our various agreements or public filings.

($ in millions)

	FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	Q1 2009	Q2 2009	Q1 2010	Q2 2010
Income from Operations	$0.30	$10.30	$19.10	$37.70	$47.30	$6.70	$9.33	$15.80	$19.83
Stock-based compensation:	0	0.3	0.4	1.2	4	1.1	1.2	1	1.2
Depreciation and amortization	6.3	8.6	12.8	21.4	26.5	6.3	6.4	7.3	7.1
Adjusted EBITDA	**$6.60**	**$19.20**	**$32.30**	**$60.30**	**$77.80**	**$14.10**	**$16.85**	**$24.10**	**$28.13**
Cash Interest Expense	1.2	2.3	3	9.3	10.1				
Cash Taxes	0.2	0.3	1.6	0.9	1.4				
Capital Expenditures	3	3.1	4.1	12.4	7				
Free Cash Flow	**$2.20**	**$13.50**	**$23.60**	**$37.70**	**$59.30**				

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Experienced Management Team

<u>SCOTT GINSBURG</u>, Chairman & CEO
Mr. Ginsburg has served as Chairman since 1998 and CEO since 2003. Under his tenure, the corporate growth strategy to leverage DG FastChannel into an industry leading position was developed and executed . Mr. Ginsburg's leadership has prepared DG FastChannel to fully capitalize on the digital video revolution.

<u>NEIL NGUYEN</u>, President & COO
Mr. Nguyen has worked with DG FastChannel or its predecessors since 2000 and has over a decade of media, advertising and entertainment experience. He has been instrumental in building and maintaining a loyal, blue chip customer base. He led the successful integrations of the company's acquisitions and its HD business plan. He currently oversees the day to day operations of the Company.

<u>OMAR CHOUCAIR</u>, CFO
Mr. Choucair has served as CFO since 1999. He brings extensive experience with public and financial accounting matters for complex business organizations, including over ten years of experience with KPMG LLP. Mr. Choucair also has valuable financial expertise including capital market transactions and both equity and debt capital raises.

<u>BRENDAN SULLIVAN</u>, Sr. VP Engineering and IT
Mr. Sullivan joined in 2009 after almost 10 years at Level 3 Communications where he focused on content application developments, broadcast and advertising distribution, and various other network deployment solutions. Prior to Level 3, he was at Andersen Consulting.

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DGFASTCHANNEL®